UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C. 20549

                              SCHEDULE 14A
                             (Rule 14a-101)

       Proxy Statement Pursuant to Section 14(a) of the Securities
               Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by
      Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12


                 Prudential Bancorp, Inc. of Pennsylvania
______________________________________________________________________________
            (Name of Registrant as Specified In Its Charter)


______________________________________________________________________________
   (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)  Title of each class of securities to which transaction applies: _________

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     to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): _________________________

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[ ]  Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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(4)  Date Filed:______________________________________________________________


[Prudential Bancorp, Inc. of Pennsylvania Logo]










                                                  January 3, 2006


Dear Shareholder:

     You are cordially invited to attend the first annual meeting of shareholders of Prudential Bancorp, Inc. of Pennsylvania, our first meeting of shareholders since the reorganization of Prudential Savings Bank, our wholly-owned subsidiary, from the mutual to stock form of organization. The meeting will be held at the Holiday Inn - Philadelphia Stadium, located at 900 Packer Avenue, Philadelphia, Pennsylvania, on Friday, February 3, 2006 at 11:00 a.m., Eastern Time.

     At the annual meeting, you will be asked to elect two directors for one-year terms expiring in 2007, two directors for two-year terms expiring in 2008 and two directors for three-year terms expiring in 2009, and ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2006. Each of these matters is more fully described in the accompanying materials.

     It is very important that you be represented at the annual meeting regardless of the number of shares you own or whether you are able to attend the meeting in person. We urge you to mark, sign, and date your proxy card today and return it in the envelope provided, even if you plan to attend the annual meeting. This will not prevent you from voting in person, but will ensure that your vote is counted if you are unable to attend.

     Your continued support of and interest in Prudential
Bancorp, Inc. of Pennsylvania is sincerely appreciated.

                              Very truly yours,

                              /s/ Thomas A. Vento

                              Thomas A. Vento
                              President and Chief Executive Officer

                PRUDENTIAL BANCORP, INC. OF PENNSYLVANIA
                          1834 Oregon Avenue
                    Philadelphia, Pennsylvania 19145

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                NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

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TIME........................11:00 a.m., Eastern Time, Friday, February 3, 2006

PLACE.......................Holiday Inn - Philadelphia Stadium
                            900 Packer Avenue
                            Philadelphia, Pennsylvania

ITEMS OF BUSINESS...........(1) To elect two directors for a one-year term, two directors for a two-year term and two directors for a three-year term and in each case until their successors are elected and qualified;

                            (2) To ratify the appointment of Deloitte & Touche
                                LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2006; and

                            (3) To transact such other business, as may properly
                                come before the meeting or at any adjournment thereof. We are not aware of any other such business.

RECORD DATE.................Holders of Prudential Bancorp common stock of record at the close of business on December 16, 2005 are entitled to vote at the meeting.

ANNUAL REPORT...............Our 2005 Annual Report to Shareholders is enclosed but is not a part of the proxy solicitation materials.

PROXY VOTING................It is important that your shares be represented and voted at the meeting. You can vote your shares by completing and returning the proxy card sent to you. Most shareholders whose shares are held in "street" name can also vote their shares over the Internet or by telephone. If Internet or telephone voting is available to you, voting instructions are printed on the proxy card sent to you. You can revoke a proxy at any time prior to its exercise at the meeting by following the instructions in the accompanying proxy statement.


                            BY ORDER OF THE BOARD OF DIRECTORS

                            /s/ Lucy R. Cohen

                            Lucy R. Cohen
                            Corporate Secretary
Philadelphia, Pennsylvania
January 3, 2006




                            TABLE OF CONTENTS

                                                                          Page

About the Annual Meeting of Shareholders..................................   1

Information with Respect to Nominees for Director and
    Executive Officers....................................................   3

  Election of Directors (Proposal One)....................................   3

  Executive Officers Who Are Not Directors................................   4

  Director Nominations....................................................   4

  Committees and Meetings of the Board of Directors.......................   5

  Directors' Attendance at Annual Meetings................................   6

  Directors' Compensation.................................................   6

  Compensation Committee Interlocks and Insider Participation.............   6

Management Compensation...................................................   7

  Summary Compensation Table..............................................   7

  Employment Agreements...................................................   7

  Benefit Plans...........................................................   8

  Indebtedness of Management and Related Party Transactions...............   9

Report of the Compensation Committee......................................  10

Performance Graph.........................................................  11

Beneficial Ownership of Common Stock by Certain Beneficial
    Owners and Management.................................................  12

  Section 16(a) Beneficial Ownership Reporting Compliance.................  13

Ratification of Appointment of Independent Registered Public
    Accounting Firm (Proposal Two)........................................  13

  Audit Fees..............................................................  14

Report of the Audit Committee.............................................  15

Shareholder Proposals, Nominations and Communications with the
    Board of Directors....................................................  15

Annual Reports............................................................  16

Other Matters.............................................................  16

Appendix A - Audit Committee Charter...................................... A-1



                        PROXY STATEMENT
                               OF
            PRUDENTIAL BANCORP, INC. OF PENNSYLVANIA
                     _____________________

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            ABOUT THE ANNUAL MEETING OF SHAREHOLDERS

-----------------------------------------------------------------


     This proxy statement is furnished to holders of common stock of Prudential Bancorp, Inc. of Pennsylvania, the parent holding company of Prudential Savings Bank. On March 29, 2005, we completed the reorganization of Prudential Savings Bank from the mutual to stock form and the organization of Prudential Bancorp, Inc. of Pennsylvania as the mid-tier holding company for Prudential Savings Bank. Our Board of Directors is soliciting proxies to be used at the annual meeting of shareholders to be held at the Holiday Inn - Philadelphia Stadium, located at 900 Packer Avenue, Philadelphia, Pennsylvania, on Friday, February 3, 2006 at 11:00 a.m., Eastern Time, and any adjournment thereof, for the purposes set forth in the Notice of Annual Meeting of Shareholders. This proxy statement is first being mailed to shareholders on or about January 3, 2006.

What is the purpose of the annual meeting?

     At our annual meeting, shareholders will act upon the matters outlined in the notice of meeting, including the election of directors and ratification of our independent registered public accounting firm. In addition, management will report on the performance of Prudential Bancorp and respond to questions from shareholders.

Who is entitled to vote?

     Only our shareholders of record as of the close of business on the record date for the meeting, December 16, 2005, are entitled to vote at the meeting. On the record date, we had 12,497,450 shares of common stock issued and outstanding and no other class of equity securities outstanding. For each issued and outstanding share of common stock you own on the record date, you will be entitled to one vote on each matter to be voted on at the meeting, in person or by proxy.

How do I submit my proxy?

     After you have carefully read this proxy statement, indicate on your proxy form how you want your shares to be voted. Then sign, date and mail your proxy form in the enclosed prepaid return envelope as soon as possible. This will enable your shares to be represented and voted at the annual meeting.

If my shares are held in "street name" by my broker, could my broker automatically vote my shares for me?

     Your broker may vote in his or her discretion on the election of directors and ratification of the auditors if you do not furnish instructions and such proposals are not subject to a counter-solicitation.

Can I attend the meeting and vote my shares in person?

     All shareholders are invited to attend the annual meeting. Shareholders of record can vote in person at the annual meeting. If your shares are held in "street name," then you are not the shareholder of record and you must ask your broker or other nominee how you can vote at the annual meeting.

                             1

Can I change my vote after I return my proxy card?

     Yes. If you are a shareholder of record, there are three ways you can change your vote or revoke your proxy after you have sent in your proxy form.

     * First, you may send a written notice to our Corporate Secretary, Ms. Lucy R. Cohen, Prudential Bancorp, Inc. of Pennsylvania, 1834 Oregon Avenue, Philadelphia, Pennsylvania 19145, in advance of the meeting stating that you would like to revoke your proxy.

     * Second, you may complete and submit a new proxy form before the annual meeting. Any earlier proxies will be revoked automatically.

     * Third, you may attend the annual meeting and vote in person. Any earlier proxy will be revoked. However, attending the annual meeting without voting in person will not revoke your proxy.

     If your shares are held in street name and you have instructed a broker or other nominee to vote your shares, you must follow directions you receive from your broker or other nominee to change your vote.

What constitutes a quorum?

     The presence at the meeting, in person or by proxy, of the holders of a majority of votes that all shareholders are entitled to cast on a particular matter will constitute a quorum. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of votes considered to be present at the meeting.

What are the Board of Directors' recommendations?

     The recommendations of the Board of Directors are set forth under the description of each proposal in this proxy statement. In summary, the Board of Directors recommends that you vote FOR the nominees for director described herein and FOR ratification of the appointment of Deloitte & Touche LLP, our independent registered public accounting firm for fiscal 2006.

     The proxy solicited hereby, if properly signed and returned to us and not revoked prior to its use, will be voted in accordance with your instructions. If no contrary instructions are given, each proxy signed and received will be voted in the manner recommended by the Board of Directors and, upon the transaction of such other business as may properly come before the meeting, in accordance with the best judgment of the persons appointed as proxies. Proxies solicited hereby may be exercised only at the annual meeting and any adjournment of the annual meeting and will not be used for any other meeting.

What vote is required to approve each item?

     The election of directors will be determined by a plurality of the votes cast at the annual meeting. The six nominees for director receiving the most "for" votes will be elected directors to the classes and for the terms indicated. The affirmative vote of a majority of the total votes cast at the annual meeting is required for approval of the proposal to ratify the appointment of Deloitte & Touche LLP for fiscal 2006. Under the Pennsylvania Business Corporation Law, abstentions do not constitute votes cast and will not affect the vote required for the proposal to ratify the appointment of the independent registered public accounting firm.

                             2

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     INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR AND
                       EXECUTIVE OFFICERS

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Election of Directors (Proposal One)

     Our Articles of Incorporation provide that the Board of Directors shall be divided into three classes as nearly equal in number as possible. The directors are elected by our shareholders for staggered terms and until their successors are elected and qualified.

     At this first annual meeting, you will be asked to elect the first class of directors, consisting of two directors, for a one-year term expiring in 2007, the second class of directors, consisting of two directors, for a two-year term expiring in 2008 and the third class of directors, consisting of two directors for a three-year term expiring in 2009 and until their successors are elected and qualified. At each subsequent annual meeting of shareholders, one class of directors is to be elected for a term of three years.

     During fiscal 2005, we had a vacancy on the Board as a result of the death of Mr. Carl J. Santoro, whose term was to expire in 2008. The Board also acted to increase its size from five to six members. Our Nominating and Corporate Governance Committee recommended the nomination of Messrs. Fanelli and Mulcahy to stand for election to the class of directors whose terms are expiring in 2007 and 2008, respectively. Messrs. Fanelli's and Mulcahy's names were submitted for consideration by the Chief Executive Officer. Our Nominating and Corporate Governance Committee has also recommended the re-election of Messrs. Balka, Packer, Judge and Vento as directors. No nominee for director is related to any other director or executive officer by blood, marriage or adoption. Shareholders are not permitted to use cumulative voting for the election of directors. Our Board of Directors has determined that Messrs. Fanelli, Mulcahy, Packer and Judge are independent directors as defined in the Nasdaq listing standards.

     Unless otherwise directed, each proxy signed and returned by a shareholder will be voted for the election of the nominees for director listed below. If any person named as a nominee should be unable or unwilling to stand for election at the time of the annual meeting, the proxies will nominate and vote for any replacement nominee or nominees recommended by our Board of Directors. At this time, the Board of Directors knows of no reason why any of the nominees listed below may not be able to serve as a director if elected.

     The following tables present information concerning the nominees for director, all of whom also serve as directors of Prudential Savings Bank. For certain directors, the indicated period of service as a director includes service as a director of Prudential Savings Bank prior to the organization of Prudential Bancorp in 2004. Ages are reflected as of September 30, 2005.

     Nominees for Director for One-Year Terms Expiring in 2007

                                    Position with Prudential Bancorp and          Director
      Name              Age   Principal Occupation During the Past Five Years      Since
--------------------   -----  -----------------------------------------------     ------
Jerome R. Balka, Esq.   76      Director.  Solicitor of Prudential                 2003
                                Savings Bank.  Partner, Balka &
                                Balka, a law firm, Philadelphia,
                                Pennsylvania.

A. J. Fanelli           68      Director.  Self-employed owner of a                2005
                                public accounting practice,
                                Philadelphia, Pennsylvania.

                             3

     Nominees for Directors for Two-Year Terms Expiring in 2008

                                    Position with Prudential Bancorp and          Director
      Name              Age   Principal Occupation During the Past Five Years      Since
--------------------   -----  -----------------------------------------------     ------
Francis V. Mulcahy      72      Director.  Residential real estate                 2005
                                appraiser and broker,  Media,
                                Pennsylvania.

Joseph W. Packer, Jr.   77      Chairman of the Board since October                1979
                                1992.  Presently retired.  Former
                                President and Chief Executive Officer
                                of Prudential Savings Bank.

     Nominees for Directors for Three-Year Terms Expiring in 2009

                                    Position with Prudential Bancorp and          Director
      Name              Age   Principal Occupation During the Past Five Years      Since
--------------------   -----  -----------------------------------------------     ------
John P. Judge           85      Director.  Presently retired.                      1983
                                Former President of Continental
                                Savings and Loan Association,
                                Philadelphia, Pennsylvania.

Thomas A. Vento         71      Director.  President of Prudential                 1992
                                Savings Bank since 1992 and
                                President and Chief Executive
                                Officer since 1993.

    The Board of Directors recommends that you vote FOR election of the nominees for director.

Executive Officers Who Are Not Directors

     Set forth below is certain information with respect to current executive officers of Prudential Bancorp and its subsidiaries who are not directors. Ages are reflected as of September 30, 2005.

     Name             Age   Principal Occupation During the Past Five Years
------------------   ----- -------------------------------------------------
Joseph R. Corrato     44        Executive Vice President and Chief
                                Financial Officer of Prudential Bancorp
                                since 2005 and Prudential Savings Bank
                                since 1997.  Mr. Corrato joined Prudential
                                Savings Bank in 1978 and served in a
                                variety of positions including Treasurer and Controller prior to becoming Executive
                                Vice President in 1997.

Lucy R. Cohen         65        Vice President and Corporate Secretary of
                                Prudential Bancorp since 2005 and
                                Prudential Savings Bank since September
                                1993 and Corporate Secretary since 1974.

David H. Krauter      64        Vice President and Chief Lending Officer of
                                Prudential Savings Bank since 1999 and Vice
                                President since 1992.

Director Nominations

     Nominations for director of Prudential Bancorp are made by the Nominating and Corporate Governance Committee of the Board of Directors of Prudential Bancorp and are ratified by the entire Board. In November 2004, the Board of Directors adopted a written charter which is available on our website at www.prudentialsavingsbank.com. The Charter sets forth certain criteria the committee may consider when recommending individuals for nomination including: ensuring that the Board of Directors, as a whole, is diverse and consists of individuals with various and relevant career experience, relevant technical skills, industry knowledge and experience, financial expertise (including expertise that could qualify a director as a "financial expert," as that term is defined by the rules of the SEC), local or community ties, minimum individual qualifications, including strength of character, mature judgment,

                             4

familiarity with our business and industry, independence of thought and an ability to work collegially. The committee also may consider the extent to which the candidate would fill a present need on the Board of Directors. The Nominating and Corporate Governance Committee will also consider candidates for director suggested by other directors, as well as our management and shareholders. A shareholder who desires to recommend a prospective nominee for the Board should notify our Secretary or any member of the Nominating and Corporate Governance Committee in writing with whatever supporting material the shareholder considers appropriate. Any shareholder wishing to make a nomination must follow our procedures for shareholder nominations, which are described under "Shareholder Proposals, Nominations and Communications with the Board of Directors."

Committees and Meetings of the Board of Directors

     During the fiscal year ended September 30, 2005, the Board of Directors of Prudential Bancorp met 13 times. No director of Prudential Bancorp attended fewer than 75% of the aggregate of the total number of Board meetings held during the period for which he or she has been a director and the total number of meetings held by all committees of the Board on which he or she served during the periods that he or she served.

     Membership on Certain Board Committees. The Board of Directors of Prudential Bancorp has established an Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee. The following table sets forth the membership of such committees as of the date of this proxy statement. Members of our Board also serve on committees of Prudential Savings Bank, including the Budget/Finance Committee.

                              Nominating
                            and Corporate
        Directors             Governance    Compensation    Audit
     ---------------------  -------------   ------------    -----
     A. J. Fanelli........        **             *           **
     Francis V. Mulcahy...         *             *
     Joseph W. Packer, Jr.         *            **            *
     John P. Judge........         *             *            *
     ___________________
     *   Member
     **  Chair

     Audit Committee. The Audit Committee reviews with management and the independent registered public accounting firm the systems of internal control, reviews the annual financial statements, including the Annual Report on Form 10-K and monitors Prudential Bancorp's adherence in accounting and financial reporting to generally accepted accounting principles. The Audit Committee is comprised of three directors who are independent directors as defined in the Nasdaq listing standards and the rules and regulations of the Securities and Exchange Commission. The Board of Directors has determined that none of the members of the Audit Committee meet the definition of Audit Committee Financial Expert, as such term is defined in the rules of the Securities and Exchange Commission. However, we believe it is important to note that while no one individual member of the Audit Committee has been determined to meet the technical requirements to be an Audit Committee financial expert, each of the members has had significant involvement in financial matters, two due to service as Chief Executive Officers of financial institutions and the third due to his status as a certified public accountant. The Audit Committee met five times in fiscal 2005. The Audit Committee charter as presently in effect is attached hereto as Appendix A.

     Compensation Committee. It is the responsibility of the Compensation Committee of the Board of Directors to, among other things, oversee Prudential Bancorp's compensation and incentive

                             5

arrangements for management. No member of the Compensation Committee is a current or, other than Mr. Packer, former officer or employee of Prudential Bancorp, Prudential Savings Bank or any subsidiary. Mr. Packer served as an executive officer of Prudential Savings Bank prior to 1993. Each of the members is independent as defined in the Nasdaq listing standards. The report of the Compensation Committee with respect to compensation and benefits for the Chief Executive Officer and other executive officers is set forth on page 10. The Compensation Committee met once in fiscal 2005.

     Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee reviews and makes nominations for the Board of Directors, which are then sent to the full Board of Directors for their ratification. Each of the members is independent as defined in the Nasdaq listing standards. The Nominating and Corporate Governance Committee met once in fiscal 2005.

Directors' Attendance at Annual Meetings

     Directors are expected to attend the annual meeting of shareholders absent a valid reason for not doing so.

Directors' Compensation

     We do not pay separate compensation to directors for their service on the Board of Directors of Prudential Bancorp. In fiscal 2005, members of Prudential Savings Bank's Board of Directors received an annual retainer of $20,100 if they attended 10 of the twelve regularly scheduled Board meetings; if a director did not attend at least 10 meetings, he instead received $1,675 per meeting attended of the Board, including both regular and special meetings. Members of the Audit Committee, Executive Committee, Compensation Committee and Budget/Finance Committee receive fees of $750 per meeting. As Chairman of the Board, Mr. Packer received an annual retainer of approximately $62,250 in fiscal 2005 in addition to board meeting fees. For fiscal 2006, Mr. Packer's annual retainer as Chairman will increase to $66,300 and, in addition to board meeting fees, Mr. Packer will also receive committee meeting fees. In addition, Mr. Judge receives an additional $3,000 per year for service as chairman of the Budget/Finance Committee, which will increase to $4,500 in fiscal 2006. As solicitor of Prudential Savings Bank, Mr. Balka received in fiscal 2005 an annual retainer of $40,000, which will increase to $42,600 in fiscal 2006. He also received the normal meeting fee for service on the Executive Committee and the normal annual Board retainer of $20,100. Board fees are subject to periodic adjustment by the Board of Directors.

Compensation Committee Interlocks and Insider Participation

     Determinations regarding compensation of our President and Chief Executive Officer, our senior management and our employees are reviewed and approved by Prudential Bancorp's Compensation Committee. Messrs. Fanelli, Mulcahy, Judge and Packer, who is the Committee's Chairman, currently serve as members of the Compensation Committee.

     No person who served as a member of the Compensation Committee during fiscal 2005 was a current or, other than Mr. Packer, former officer or employee of Prudential Bancorp or Prudential Savings Bank or engaged in certain transactions with Prudential Bancorp or Prudential Savings Bank required to be disclosed by regulations of the SEC. Mr. Packer served as an executive officer of Prudential Savings Bank prior to 1993. Additionally, there were no Compensation Committee "interlocks" during fiscal 2005, which generally means that no executive officer of Prudential Bancorp served as a director or member of the Compensation Committee of another entity, one of whose executive officers served as a director or member of the Compensation Committee.

                             6

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                    MANAGEMENT COMPENSATION

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Summary Compensation Table

     The following table sets forth a summary of certain information concerning the compensation paid by Prudential Savings Bank (including amounts deferred, if any, to future periods by the officers) for services rendered in all capacities during the fiscal years ended September 30, 2005 and 2004 to the President and Chief Executive Officer and three other executive officers of Prudential Savings Bank during fiscal 2005 whose salary plus bonus exceeded $100,000. Prudential Bancorp has not paid separate cash compensation to its officers and directors.



                                         Annual Compensation(1)
                                Fiscal   ----------------------    All Other
 Name and Principal Position     Year      Salary    Bonus(2)    Compensation(3)
------------------------------  ------    --------  ----------   ---------------

Thomas A. Vento, President and   2005     $235,513   $31,350      $39,665(4)
  Chief Executive Officer        2004      220,106    23,092       35,400


Joseph R. Corrato, Executive     2005      130,000    17,306        4,325
  Vice President and Chief       2004      115,000    12,065        6,738
  Financial Officer

Lucy R. Cohen, Vice President    2005      109,854    14,623        3,765
  and Corporate Secretary        2004      104,623    10,976        6,207


David H. Krauter, Vice           2005      101,400     8,436        3,411
  President and Chief            2004       92,155     6,054        5,946
  Lending Officer
___________________

(1) Prudential Savings Bank provides various miscellaneous benefits to the named executive officers. The costs of providing such benefits to the named executive officers did not exceed the lesser of $50,000 or 10% of the total annual salary and bonus reported for each of such individuals.

(2) Represents bonuses earned in fiscal 2005 and 2004 which were paid in fiscal 2006 and 2005, respectively.

(3) Amounts paid include Prudential Savings Bank's contributions under our 401(k) Plan in the amounts of $8,015, $4,325, $3,411 and $3,765 to the accounts of Messrs. Vento, Corrato and Krauter and Ms. Cohen, respectively, during fiscal 2005.

(4) Includes for Mr. Vento an aggregate of $31,650 paid in 2005 as board or committee meeting fees.

Employment Agreements

     In connection with the reorganization completed in March 2005, Prudential Savings Bank entered into employment agreements with Messrs. Vento and Corrato. The employment agreements have a term of three years with respect to Mr. Vento and two years with respect to Mr. Corrato, in each case beginning on March 29, 2005. The term will be extended annually thereafter unless either Prudential Savings Bank or the executive give notice at least 30 days prior to the annual anniversary date that the agreement shall not be extended. Under the terms of the employment agreements, Messrs. Vento and Corrato received an initial annual base salary, which shall be reviewed from time to time by the board of directors. The executives are also entitled to participate in our benefit plans and programs and receive reimbursement for reasonable business expenses. Each of the employment agreements is terminable with or without cause by Prudential Savings Bank. The executives have no right to compensation or other benefits pursuant to the employment agreements for any period after voluntary termination by the executive without good cause (as defined in the agreement) or termination by Prudential Savings Bank for cause, disability, retirement or death. In the event that (i) the executive terminates his employment because of failure to comply with any material provision of the employment agreement by Prudential Savings Bank or (ii) the

                             7

employment agreement is terminated by Prudential Savings Bank other than for cause, disability, retirement or death, Messrs. Vento and Corrato will be entitled to the payment of two (Mr. Vento) and one (Mr. Corrato) times their respective average annual cash compensation (salary and cash bonuses) as cash severance and the maintenance until the earlier to occur of the passage of two years (Mr. Vento) or one year (Mr. Corrato) or until the executive's full time employment with another employer, of the executive's participation in all employee benefit plans in which the executive was entitled to participate or similar plans, programs or arrangements if his continued participation is not permissible. In the event that the executive's employment is terminated in connection with a change in control, as defined in the employment agreements, for other than cause, disability, retirement or death or the executive terminates his employment as a result of certain adverse actions which are taken with respect to the executive's employment following a change in control, as defined, Messrs. Vento or Corrato, as the case may be, will be entitled to a cash severance payment equal to three and two times their respective average annual cash compensation and the maintenance, as described above, of the employee benefit plans for three and two years, respectively, or until the executive's full-time employment with another employer that provides similar benefits. Benefits under the employment agreements will be reduced to the extent necessary to ensure that the executives do not receive any "parachute payment" as such term is defined under Section 280G of the Internal Revenue Code. In the event of a change in control, as defined in the agreements, of Prudential Bancorp, the estimated amounts due Messrs. Vento and Corrato upon termination of employment, based solely on their current annual compensation and assuming the change of control had occurred at the end of 2005 and excluding the value of any benefit continuation, would be approximately $752,490 and $300,000, respectively.

     Although the above-described employment agreements could increase the cost of any acquisition of control of Prudential
Bancorp, we do not believe that the terms thereof would have a significant anti-takeover effect.

Benefit Plans

     Retirement Plan. Prudential Savings Bank participates in the Financial Institutions Retirement Fund, a multiple employer defined benefit plan intended to satisfy the tax-qualification requirements of Section 401(a) of the Internal Revenue Code. Employees become eligible to participate in the retirement plan upon the attainment of age 21 and the completion of one year of eligibility service. For purposes of the retirement plan, an employee earns one year of eligibility service when he completes 1,000 hours of service within a one-year eligibility computation period. An employee's first eligibility computation period is the one-year period beginning on the employee's date of hire. Subsequent eligibility computation periods begin on January 1 and end on December 31.

     The retirement plan provides for a monthly benefit upon a participant's retirement at the age of 65, or if later, the fifth anniversary of the participant's initial participation in the retirement plan (i.e., the participant's "normal retirement date"). A participant may also receive a benefit on his early retirement date, which is the date on which he attains age 45 and is partially or fully vested under the terms of the retirement plan. Benefits received prior to a participant's normal retirement date are reduced by certain factors set forth in the retirement plan. Participants become fully vested in their benefits under the retirement plan upon the completion of five years of vesting service as well as upon the attainment of normal retirement age (age 65).

                             8

     The following table indicates the annual retirement benefit that would be payable under the retirement plan upon retirement at age 65 to a participant electing to receive his or her retirement benefit in the standard form of benefit, assuming various specified levels of plan compensation and various specified years of credited service.

                                  Years of Benefit Service
 Final Average    ----------------------------------------------------------
Earnings (1)(2)       15        20        25        30        35       50
---------------   --------  --------  --------  --------  --------  --------
  $ 50,000        $ 11,250  $ 15,000  $ 18,750  $ 22,500  $ 26,250  $ 37,500
    75,000          16,875    22,500    28,125    33,750    39,375    56,250
   100,000          22,500    30,000    37,500    45,000    52,500    75,000
   125,000          28,125    37,500    46,875    56,250    65,625    93,750
   150,000          33,750    45,000    56,250    67,500    78,750   112,500
   175,000          39,375    52,500    65,625    78,750    91,875   131,250
   200,000          45,000    60,000    75,000    90,000   105,000   150,000
   225,000          50,625    67,500    84,375   101,250   118,125   168,750
   250,000          56,250    75,000    93,750   112,500   131,250   187,500
   300,000          67,500    90,000   112,500   135,000   157,500   225,000
   400,000          90,000   120,000   150,000   180,000   210,000   300,000
   450,000         101,250   135,000   168,750   202,500   236,250   337,500
   500,000         112,500   150,000   187,500   225,000   262,500   375,000
________________

(1) The maximum amount of annual compensation which the retirement plan can consider in computing benefits is $210,000 in 2005, as adjusted for subsequent years pursuant to the Internal Revenue Code provisions.

(2) The maximum annual benefit payable under the retirement plan in 2005 is $170,000, as adjusted for subsequent years pursuant to the Internal Revenue Code provisions.


     The approximate full years of credited service, as of September 30, 2005, for the named executive officers are as follows:

         Name                    Years of Service
         -------------------     ----------------
         Thomas A. Vento               47
         Joseph R. Corrato             20
         Lucy R. Cohen                 47
         David H. Krauter              35

Indebtedness of Management and Related Party Transactions

     In accordance with applicable federal laws and regulations, Prudential Savings Bank offers mortgage loans to its directors, officers and employees as well as members of their immediate families for the financing of their primary residences and certain other loans. These loans are generally made on substantially the same terms as those prevailing at the time for comparable transactions with non-affiliated persons. It is the belief of management that these loans neither involve more than the normal risk of collectibility nor present other unfavorable features.

                             9

-----------------------------------------------------------------

              REPORT OF THE COMPENSATION COMMITTEE

-----------------------------------------------------------------

     In connection with the reorganization of Prudential Savings Bank in March 2005, Prudential Bancorp established a Compensation Committee of the Board of Directors for the purpose of developing compensation policies and for setting the compensation for the Chief Executive Officer and Chief Financial Officer as well as Prudential Bancorp's other senior executive officers.
Previously, such compensation was set by the Budget/Finance Committee of Prudential Savings Bank. These executive officers of Prudential Bancorp, who hold identical positions with Prudential Savings Bank, do not receive additional compensation for service as officers of Prudential Bancorp.

     The Compensation Committee of the Board is comprised entirely of independent directors as defined by the Nasdaq's listing standards. During the year ended September 30, 2005, the Compensation Committee of Prudential Bancorp met once. In March 2005, the Budget/Finance Committee reviewed and approved the employment agreements with each of Messrs. Vento and Corrato (which had been disclosed in the context of Prudential Savings Bank's reorganization to the mutual holding company form). No adjustments to the salary amounts set forth in such employment agreements were implemented during the remainder of fiscal 2005.

     As a result of the reorganization, the Compensation
Committee will look to use various compensation plans and arrangements, in particular, the Prudential Savings Bank Employee
Stock Ownership Plan and, to a lesser extent, the Prudential
Savings Bank Deferred Compensation Plan to provide equity compensation to our executive officers in order to align their interest with those of our shareholders.

                              Members of the Compensation Committee

                              Joseph W. Packer, Jr., Chairman
                              A. J. Fanelli
                              Francis V. Mulcahy
                              John P. Judge















                             10

-----------------------------------------------------------------

                       PERFORMANCE GRAPH

-----------------------------------------------------------------

     The following graph demonstrates comparison of the cumulative total returns for the common stock of Prudential Bancorp, the NASDAQ Composite Index and the SNL Securities Thrift Index for the periods indicated. The graph below represents $100 invested in our common stock at its closing price on March 30, 2005, the date the common stock commenced trading on the Nasdaq National Market. The cumulative total returns include the payment of dividends by Prudential Bancorp.



               [TOTAL RETURN PERFORMANCE GRAPH*]












                                                              Period Ending
                                 ---------------------------------------------------------------------
Index                            03/30/05   04/30/05  05/31/05  06/30/05  07/31/05  08/30/05  09/30/05
------------------------------   --------   --------  --------  --------  --------  --------  --------
Prudential Bancorp, Inc. of PA    $100.00     $88.83    $99.49   $110.36   $119.20   $120.22   $121.75
NASDAQ Composite                   100.00      95.84    103.24    102.75    109.16    106.49    107.66
SNL MHC Thrift Index               100.00      96.10     98.57    103.89    108.01    104.82    104.06
SNL Thrift Index                   100.00     100.10    102.86    104.98    108.97    105.25    102.32
_______________________________


* Source:  SNL Financial LC









                             11

-----------------------------------------------------------------

BENEFICIAL OWNERSHIP OF COMMON STOCK BY CERTAIN BENEFICIAL OWNERS
                         AND MANAGEMENT

-----------------------------------------------------------------

     The following table sets forth as of December 16, 2005, the voting record date, certain information as to the common stock beneficially owned by (i) each person or entity, including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, who or which was known to us to be the beneficial owner of more than 5% of the issued and outstanding common stock, (ii) the directors of Prudential Bancorp, (iii) certain executive officers of Prudential Bancorp; and (iv) all directors and executive officers of Prudential Bancorp as a group.


         Name of Beneficial             Amount and Nature of
         Owner or Number of          Beneficial Ownership as of    Percent of
          Persons in Group              December 16, 2005(1)      Common Stock
------------------------------------ ---------------------------  ------------

Prudential Mutual Holding Company...          6,910,062                55.3%
  1834 Oregon Avenue
  Philadelphia, Pennsylvania 19145

Stilwell Value Partners I, L.P.
 Stilwell Partners, L.P., Stilwell
 Value LLC and Joseph Stilwell......          1,147,100(2)              9.2%
 26 Broadway Street, 23rd Floor
 New York, New York  10004

Directors:
  Jerome R. Balka, Esq. ............             15,970(3)              *
  A. J. Fanelli.....................                100                 *
  John P. Judge.....................             10,000(4)              *
  Francis V. Mulcahy................                 --                 *
  Joseph W. Packer, Jr. ............             20,000(5)              *
  Thomas A. Vento...................             20,000(6)              *

Other Named Executive Officers:
  Joseph R. Corrato.................              3,997(7)              *
  Lucy R. Cohen.....................              5,000(8)              *
  David H. Krauter..................              2,072(9)              *

All Directors and Executive Officers
  as a group (10 persons)...........             79,139                 0.63%
___________________

* Represents less than one percent of Prudential Bancorp's outstanding common stock.

(1) Based upon filings made pursuant to the Securities Exchange Act of 1934 and information furnished by the respective individuals. Under regulations promulgated pursuant to the Securities Exchange Act of 1934, shares of common stock are deemed to be beneficially owned by a person if he or she directly or indirectly has or shares (i) voting power, which includes the power to vote or to direct the voting of the shares, or (ii) investment power, which includes the power to dispose or to direct the disposition of the shares. Unless otherwise indicated, the named beneficial owner has sole voting and dispositive power with respect to the shares.

(2) Based on information contained in a Schedule 13D/A filed on November 17, 2005, with information as of November 16, 2005. The individual and entities share the voting and dispositive power with respect to all of the shares they own. The business address of Stilwell Value Partners I, L.P., Stilwell Partners, L.P., Stilwell Value LLC and Joseph Stilwell is 26 Broadway, 23rd Floor, New York, New York 10004.

(3) Includes 5,000 shares held by Mr. Balka's 401(k) Plan and 70 shares held by the estate of Helen Klara for whom Mr. Balka is guardian. Also includes 1,500 shares held by the Marie Montone Dragen Trust, 400 shares held by the Lilian Montone Allen Trust, 5,000 shares held by the Balka Grandchildren Trust and 1,000 shares held by the estate of Danielle Thomas Minor, over which Mr. Balka disclaims beneficial ownership.

                           (footnotes continue on following page)

                             12

___________________

(4)  The 10,000 shares are held jointly with Mr. Judge's spouse.

(5)  Includes 10,000 shares held by Mr. Packer's spouse.

(6) The 20,000 shares are held in Mr. Vento's account in Prudential Savings Bank's 401(k) Plan; however, for purposes of voting authority as of December 16, 2005, Mr. Vento had voting power over 18,873 shares in the 401(k) Plan.

(7) Includes 477 shares held by Mr. Corrato as custodian for his children and 3,370 shares held in Mr. Corrato's account in Prudential Savings Bank's 401(k) Plan; however, for purposes of voting authority, Mr. Corrato had voting power over 3,177 shares in the 401(k) Plan.

(8)  The 5,000 shares are held in Prudential Savings Bank's
     401(k) Plan for the benefit of Ms. Cohen; however, for purposes of voting authority, Ms. Cohen had voting power over 4,718 shares in the 401(k) Plan.

(9)  The 2,072 shares are held in Prudential Savings Bank's
     401(k) Plan for the benefit of Mr. Krauter; however, for purposes of voting authority, Mr. Krauter had voting power over 1,955 shares in the 401(k) Plan.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the officers and directors, and persons who own more than 10% of Prudential Bancorp's common stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than 10% shareholders are required by regulation to furnish Prudential Bancorp with copies of all Section 16(a) forms they file. We know of no person who owns 10% or more of our common stock.

     Based solely on our review of the copies of such forms furnished to us, or written representations from our officers and directors, we believe that during, and with respect to, the fiscal year ended September 30, 2005, our officers and directors complied in all respects with the reporting requirements promulgated under Section 16(a) of the Securities Exchange Act of 1934.

-----------------------------------------------------------------

                RATIFICATION OF APPOINTMENT OF
  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (PROPOSAL TWO)

-----------------------------------------------------------------

     The Audit Committee of the Board of Directors of Prudential Bancorp has appointed Deloitte & Touche LLP, independent registered public accounting firm, to perform the audit of our financial statements for the year ending September 30, 2006, and further directed that the selection of auditors be submitted for ratification by the shareholders at the annual meeting.

     We have been advised by Deloitte & Touche LLP that neither that firm nor any of its associates has any relationship with Prudential Bancorp or its subsidiaries other than the usual relationship that exists between an independent registered public accounting firm and its clients. Deloitte & Touche LLP will have one or more representatives at the annual meeting who will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

     In determining whether to appoint Deloitte & Touche LLP as our independent registered public accounting firm, the Audit Committee considered whether the provision of services, other than auditing services, by Deloitte & Touche LLP is compatible with maintaining their independence. In addition to performing auditing services as well as reviewing our public filings, our independent registered public accounting firm performed tax-related services, including the completion of our corporate tax returns, in fiscal 2004. The Audit Committee believes that Deloitte & Touche LLP's performance of these other

                             13

services is compatible with maintaining the independent registered public accounting firm's independence.

  The Board of Directors recommends that you vote FOR the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2006.

Audit Fees

     The following table sets forth the aggregate fees paid by us to Deloitte & Touche LLP for professional services rendered by
Deloitte & Touche LLP in connection with the audit of Prudential Bancorp's consolidated financial statements for fiscal 2005 and
2004, as well as the fees paid by us to Deloitte & Touche LLP for audit-related services, tax services and all other services rendered by Deloitte & Touche LLP to us during fiscal 2005 and
2004.
                                                Year Ended September 30,
                                                ------------------------
                                                    2005        2004
                                                ---------     ----------
Audit fees (1)........................           $149,675     $ 65,750
Audit-related fees (2)................            174,770      151,125
Tax fees (3)..........................              9,802       21,800
All other fees........................                 --           --
                                                  -------      -------
 Total                                           $334,247     $238,675
                                                  =======      =======
___________________

(1) Audit fees consist of fees incurred in connection with the audit of our annual financial statements and the review of the interim financial statements included in our quarterly reports filed with the Securities and Exchange Commission, as well as work generally only the independent auditor can reasonably be expected to provide, such as statutory audits, consents and assistance with and review of documents filed with the Securities and Exchange Commission.

(2) Audit-related fees primarily consist of fees incurred in connection with review of registration statements in connection with the reorganization of Prudential Savings
     Bank during 2004 and 2005.

(3) Tax fees during fiscal 2004 consist primarily of fees paid in connection with preparing federal and state income tax returns and other tax related services. Our principal accountant did not prepare our tax returns during fiscal 2005, however, they assisted with calculating quarterly estimates of tax payments.

     The Audit Committee selects our independent registered public accounting firm and pre-approves all audit services to be provided by it to Prudential Bancorp. The Audit Committee also reviews and pre-approves all audit-related and non-audit related services rendered by our independent registered public accounting firm in accordance with the Audit Committee's charter. In its review of these services and related fees and terms, the Audit Committee considers, among other things, the possible effect of the performance of such services on the independence of our independent registered public accounting firm. The Audit Committee pre-approves certain audit-related services and certain non-audit related tax services which are specifically described by the Audit Committee on an annual basis and separately approves other individual engagements as necessary. The Chair of the Audit Committee has been delegated the authority to approve non-audit related services in lieu of the full Audit Committee. On a quarterly basis, the Chair of the Audit Committee presents any previously-approved engagements to the full Audit Committee.

     Each new engagement of Deloitte & Touche LLP was approved in advance by the Audit Committee or its Chair, and none of those engagements made use of the de minimis exception to pre-approval contained in the Securities and Exchange Commission's rules.


                             14

-----------------------------------------------------------------

                 REPORT OF THE AUDIT COMMITTEE

-----------------------------------------------------------------

     The functions of the Audit Committee include the following: performing all duties assigned by the Board of Directors, reviewing with management and independent public accountants the basis for the reports issued by Prudential Savings Bank and Prudential Bancorp, Inc. of Pennsylvania pursuant to federal regulatory requirements, meeting with the independent public accountants to review the scope of audit services, significant accounting changes and audit conclusions regarding significant accounting estimates, assessments as to the adequacy of internal controls and the resolution of any significant deficiencies or material control weaknesses, and assessing compliance with laws and regulations and overseeing the internal audit function. The Audit Committee also reviews and assesses the adequacy of its Charter on an annual basis.

     The Audit Committee has reviewed and discussed Prudential Bancorp's audited financial statements with management. The Audit Committee has discussed with Prudential Bancorp's independent registered public accounting firm, Deloitte & Touche LLP, the matters required to be discussed by the Statement on Auditing Standards ("SAS") No. 61, "Communication with Audit Committees" as amended by SAS No. 90. The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees" and has discussed with Deloitte & Touche LLP, the independent auditor's independence. Based on the review and discussions referred to above in this report, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in Prudential Bancorp's Annual Report on Form 10-K for fiscal year 2005 for filing with the Securities and Exchange Commission.

                                   Members of the Audit Committee

                                   A. J. Fanelli, Chairman
                                   Joseph W. Packer, Jr.
                                   John P. Judge

-----------------------------------------------------------------

     SHAREHOLDER PROPOSALS, NOMINATIONS AND COMMUNICATIONS
                  WITH THE BOARD OF DIRECTORS

-----------------------------------------------------------------

     Shareholder Proposals. Any proposal which a shareholder wishes to have included in the proxy materials of Prudential Bancorp relating to the next annual meeting of shareholders of Prudential Bancorp, which is expected to be held in February 2007, must be received at the principal executive offices of Prudential Bancorp, 1834 Oregon Avenue, Philadelphia, Pennsylvania 19145, Attention: Joseph R. Corrato, Executive Vice President and Chief Financial Officer, no later than September 5, 2006. If such proposal is in compliance with all of the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended, it will be included in the proxy statement and set forth on the form of proxy issued for such annual meeting of shareholders. It is urged that any such proposals be sent certified mail, return receipt requested.

     Shareholder proposals which are not submitted for inclusion in Prudential Bancorp's proxy materials pursuant to Rule 14a-8 may be brought before an annual meeting pursuant to Section 2.10 of Prudential Bancorp's Bylaws. Notice of the proposal must be given in writing and delivered to, or mailed and received at, our principal executive offices by September 5, 2006. The notice must include the information required by Section 2.10 of our Bylaws.


                             15

     Shareholder Nominations. Our Bylaws provide that, subject to the rights of the holders of any class or series of stock having a preference over the common stock as to dividends or upon liquidation, all nominations for election to the Board of Directors, other than those made by the Board or a committee thereof, shall be made by a shareholder who has complied with the notice and information requirements contained in Section 3.12 of our Bylaws. Written notice of a shareholder nomination generally must be communicated to the attention of the Secretary and either delivered to, or mailed and received at, our principal executive offices not later than, with respect to an annual meeting of shareholders, 120 days prior to the anniversary date of the mailing of proxy materials by us in connection with the immediately preceding annual meeting of shareholders or, in the case of the 2007 annual meeting, by September 5, 2006.

     Other Shareholder Communications. Shareholders who wish to communicate with the Board may do so by sending written communications addressed to the Board of Directors of Prudential Bancorp, Inc. of Pennsylvania, c/o Lucy R. Cohen, Corporate Secretary, at 1834 Oregon Avenue, Philadelphia, Pennsylvania 19145. Ms. Cohen will forward such communications to the director or directors to whom they are addressed.

-----------------------------------------------------------------

                         ANNUAL REPORTS

-----------------------------------------------------------------

     A copy of Prudential Bancorp's Annual Report on Form 10-K for the year ended September 30, 2005 accompanies this proxy statement. Such annual report is not part of the proxy solicitation materials.

     Upon receipt of a written request, we will furnish to any shareholder a copy of the exhibits to the Annual Report on Form 10-K. Such written requests should be directed to Mr. Joseph R. Corrato, Executive Vice President and Chief Financial Officer, Prudential Bancorp, Inc. of Pennsylvania, 1834 Oregon Avenue, Philadelphia, Pennsylvania 19145.

-----------------------------------------------------------------

                         OTHER MATTERS

-----------------------------------------------------------------

     Management is not aware of any business to come before the annual meeting other than the matters described above in this proxy statement. However, if any other matters should properly come before the meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

     The cost of the solicitation of proxies will be borne by Prudential Bancorp. Prudential Bancorp will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending the proxy materials to the beneficial owners of Prudential Bancorp's common stock. In addition to solicitations by mail, directors, officers and employees of Prudential Bancorp may solicit proxies personally or by telephone without additional compensation.


                             16

                                                            Appendix A


            PRUDENTIAL BANCORP, INC. OF PENNSYLVANIA

                    AUDIT COMMITTEE CHARTER
                   (as of November 17, 2004)

I.   Audit Committee Purpose

     The Audit Committee is appointed by the Board of Directors
(the "Board") to assist the Board in fulfilling its oversight responsibilities. The Audit Committee's primary duties and responsibilities are to:

     * Appoint the Company's independent registered public accounting firm.

     * Monitor the integrity of the Company's financial reporting process and systems of internal controls regarding finance, accounting, legal, and regulatory compliance as prepared by management and reviewed by the Company's independent registered public accounting firm.

     * Monitor the qualifications, independence, and performance of the Company's independent registered public accounting firm and internal auditing department.

     * Provide an avenue of communication among the Company's independent registered public accounting firm, management, the internal auditing department, and the Board.

     The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it shall have direct access to the Company's independent registered public accounting firm as well as anyone in the organization. The Audit Committee has the ability to retain, at the Company's expense, independent counsel and other advisers or experts as it deems necessary to carry out its duties. Furthermore, the Company shall provide for appropriate funding, as determined by the Audit Committee, in its capacity as a committee of the Board of Directors, for payment of:

    (i) Compensation to any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company;

    (ii)  Compensation to any advisers employed by the Audit
          Committee as provided by this Charter; and

    (iii) Ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

     The Audit Committee shall be directly responsible for appointing, determining compensation of, and overseeing the Company's independent registered public accounting firm in accordance with Section 301 of the Sarbanes-Oxley Act of 2002
(the "Act") and Section 10A(m)2 of the Securities Exchange Act of
1934 as amended (the "Exchange Act").

II.  Audit Committee Composition and Meetings

     Audit Committee members shall meet the applicable requirements of the Securities and Exchange Commission ("SEC") and the NASDAQ Stock Market (the "Nasdaq"). The Audit Committee shall be comprised of three or more directors, as determined by the Board, each of whom shall be independent, as such term is defined in the rules of the SEC and the Nasdaq, free from any relationship that would interfere with the exercise of his or her independent judgment.
In order to maintain independent judgment, Audit Committee members are prohibited from receiving any consulting, advisory, or other compensatory fee from the Company or any parent or subsidiary, other than payment for Board or committee service. All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements at the time of their appointment. At least one member of the Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background which results in the individual's financial sophistication, in accordance with applicable Nasdaq Marketplace Rules.

     Audit Committee members shall be appointed by the Board. If an Audit Committee Chair is not designated or present, the members of the Committee may designate a Chair by majority vote of the Committee membership.

     The Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Committee should meet privately in executive session at least annually with management, the director of the internal auditing department, the Company's independent registered public accounting firm, and as a committee to discuss any matters that the Committee or each of these groups believe should be discussed. In addition, the Committee, or at least its Chair, should communicate with management and the independent registered public accounting firm no less than quarterly to review the Company's financial statements and significant findings based upon the limited review procedures conducted by the Company's independent registered public accounting firm. In addition, the Committee Chair or another member of the Committee selected thereby should review the Company's earnings releases with management and the independent registered public accounting firm prior to their release. The Committee shall maintain written minutes of its meetings, which will be filed with the minutes of the Board.

III. Audit Committee Responsibilities and Duties

Review Procedures

1. Review and reassess the adequacy of this Charter at least annually. Submit the charter to the Board of Directors for approval. Have the charter published at least every three years in accordance with SEC regulations.

2. Review the Company's annual audited financial statements and unaudited interim financial statements including disclosures within "Management's Discussion and Analysis of Financial Condition and Results of Operations," prior to filing or distribution. Review should include discussion with management and the independent registered public accounting firm of significant issues regarding accounting principles including critical accounting policies, practices, and judgments.

3. In consultation with the management, the independent registered public accounting firm, and the internal auditor, consider significant financial risk exposures, including the effect of the regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements and the steps management has taken to monitor, control, and report such exposures. Review significant findings prepared by the independent registered public accounting firm and the internal auditing department together with management's responses.

4. Review with management and the independent registered public accounting firm the Company's quarterly financial results prior to the release of earnings and/or the Company's quarterly financial statements prior to filing or distribution of the Quarterly Report on Form 10-Q. Review with the Company's independent registered public accounting firm the results of such firm's review of the Company's quarterly financial statements and draft quarterly report on Form 10-Q. The Chair of the Committee may represent the entire Audit Committee for purposes of this review.

5. Review disclosures made by the CEO and the CFO during the Forms 10-K and 10-Q certification process about significant deficiencies in the design or operation of internal controls or any fraud that involves management or other employees who have a significant role in the Company's internal controls.

Independent Registered Public Accounting Firm

6. The Audit Committee shall be directly responsible for the appointment, compensation, oversight of the work, evaluation, and termination of the Company's independent registered public accounting firm (subject, if applicable, to shareholder ratification). The independent registered public accounting firm shall report directly to the Audit Committee and the Audit Committee will be responsible for the resolution of any disagreements between management and the independent auditor regarding financial reporting. The Audit Committee shall also review the independence of the registered public accounting firm.

7. All auditing services and all non-audit services, which are not prohibited by law, shall be pre-approved by the Audit
     Committee pursuant to such processes as are determined to be advisable.

     Exception - The pre-approval requirement set forth in the first sentence above, shall not be applicable with respect to the provision of non-audit services, if:

         (i) the aggregate amount of all such non-audit services provided to the Company constitutes not more than five percent of the total amount paid by the Company to its independent registered public accounting firm during the calendar year in which the non-audit services are provided;

         (ii) such services were not recognized by the Company at the time of the engagement to be non-audit services; and

         (iii) such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by one or more members of the Committee to whom authority to grant such approvals has been delegated by the Committee.

     Delegation - The Committee may delegate to one or more designated members of the Committee the authority to grant required pre-approvals. The decisions of any member to whom authority is delegated under this paragraph to pre-approve an activity under this subsection shall be presented to the full Committee at its next scheduled meeting.

     The pre-approval policies and procedures will be disclosed in the Company's proxy statements and annual reports in the manner directed by the regulations of the SEC or the Rules of the Nasdaq, as applicable.

8. On an annual basis, review and discuss with the independent registered public accounting firm all significant relationships they have with the Company that could impair such firm's independence. Consider whether the provision of any non-audit services by the independent registered public accounting firm is compatible with maintaining the auditor's independence.

9. Review the independent registered public accounting firm's audit plan including discussions of audit scope, staffing, locations, reliance upon management, and internal audit and general audit approach.

10. Prior to releasing the year-end earnings, discuss the results of the audit with the independent registered public accounting firm including any audit problems or difficulties and management's responses. Discuss any matters required to be communicated to audit committees in accordance with AICPA SAS No. 61 (as amended by SAS No. 90) and obtain the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1.

11. Consider the independent registered public accounting firm's judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting. Prior to releasing the year-end earnings, obtain a report from the independent registered public accounting firm containing (a) all critical accounting policies used by the Company, (b) alternative accounting treatments that have been discussed with management and the potential ramifications of using those alternatives, and (c) other written communications provided by the independent registered public accounting firm to management, e.g., a management letter and schedule of unadjusted registered public accounting firm differences.

12. Ensure no former upper level employees of the independent registered public accounting firm who could influence the independent registered public accounting firm serve in an accounting role or financial reporting oversight role of the Company, as such terms are defined by the regulation.

13. Inquire of the independent registered public accounting firm whether any member of the audit engagement team received bonuses or incentive compensation based on the sale of non-audit products or services to the Company, which is prohibited by the Act and the provisions of the Securities and Exchange Act of 1934, as amended (the "Exchange Act") and the regulations promulgated there under.

14. Review the audit engagement team to determine appropriate qualifications as well as to determine whether any members would be disqualified under the independence provisions of the Exchange Act and the regulations promulgated thereunder, including, but not limited to, Regulation S-X of the SEC.

15. Ensure that the Company provides the required proxy statement and annual report disclosure of the fees paid to the independent registered public accounting firm.

Internal Audit Department

16. Review the annual internal audit plan and recommend any changes.

17. Review the activities, organizational structure, and qualifications of the internal audit department, as needed.

18.  The Director of Internal Audit and Compliance reports to the
     Audit Committee, which is responsible for the appointment, performance, evaluation, termination and re-assignment of this position.

19. Review significant reports prepared by the internal audit department together with management's responses and follow-up to these reports.

Other Audit Committee Responsibilities

20. Annually prepare a report to shareholders as required by the SEC. The report must be included in the Company's annual proxy statement. The Audit Committee will also make a specific recommendation, disclosed in the proxy statement, whether or not the Company's audited financial statements should be included in the Company's annual report to shareholders.

21. Establish procedures for the receipt, retention, and treatment of internal and external complaints received by the Company regarding accounting, internal accounting controls, or auditing matters. In establishing such procedures, the Committee must provide for the ability of the Company's employees to submit by confidential, anonymous submission any concerns regarding questionable accounting or auditing matters.

22. Review and approve all related-party transactions, as described in Item 404 of Regulation S-K of the SEC's rules (e.g. Company transactions with any director or executive officer of the Company or any Company security holder with more than five percent of the voting securities, including immediate family members or associates or affiliates of any of the above).

23. Perform any other activities consistent with this Charter, the Company's Articles of Incorporation and Bylaws, and governing law, as the Committee or the Board deems necessary or appropriate.

24. Review the process for communicating and compliance with the Company's "Code of Conduct" to all employees as detailed in the employee manual. This "Code" also includes the "Whistleblower Procedures," which details procedures for reporting violations of the Code of Conduct.

25. Review with management, the internal auditor, and the independent registered public accounting firm the adequacy of the Company's internal controls.

26. Review with management the scope and results of management's evaluation of disclosure controls and assessment of internal controls over financial reporting including the related certifications to be included in the Company's periodic reports filed with the SEC.

27. Review with the Company's independent registered public accounting firm the scope and results of their review of management's assessment of internal controls over financial reporting.

[X]  Please Mark Votes
     As in This Example

                           REVOCABLE PROXY
             PRUDENTIAL BANCORP, INC. OF PENNSYLVANIA

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
OF PRUDENTIAL BANCORP, INC. OF PENNSYLVANIA FOR USE AT THE ANNUAL
MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 3, 2006 AND AT ANY
ADJOURNMENT THEREOF.

     The undersigned hereby appoints the Board of Directors of Prudential Bancorp, Inc. of Pennsylvania or any successors thereto, as proxies with full powers of substitution, to represent and vote, as designated below, all the shares of common stock of Prudential Bancorp, Inc. held of record by the undersigned on December 16, 2005 at the Annual Meeting of Shareholders to be held at the Holiday Inn - Philadelphia Stadium, located at 900 Packer Avenue, Philadelphia, Pennsylvania on Friday, February 3, 2006, at 11:00 a.m., Eastern Time, or at any adjournment thereof.

1.   ELECTION of directors.

     [ ]  FOR          [ ]  WITHHOLD         [ ]  FOR ALL EXCEPT

NOMINEES for one-year term expiring in 2007: Jerome R. Balka, Esq. and A. J. Fanelli

NOMINEES for two-year term expiring in 2008: Francis V. Mulcahy and Joseph W. Packer, Jr.

NOMINEES for three-year term expiring in 2009: John P. Judge and Thomas A. Vento

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.


_______________________________________________

2. PROPOSAL to ratify the appointment of Deloitte & Touche LLP as Prudential Bancorp's independent registered public accounting firm for the fiscal year ending September 30, 2006.

     [ ]  FOR          [ ]  AGAINST          [ ]  ABSTAIN

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

     The Board of Directors recommends that you vote "FOR" all the nominees listed above and "FOR" the ratification of Deloitte
& Touche LLP.

     THE SHARES OF PRUDENTIAL BANCORP'S COMMON STOCK WILL BE VOTED AS SPECIFIED. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE NOMINEES TO THE BOARD OF DIRECTORS AND FOR RATIFICATION OF PRUDENTIAL BANCORP'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AND OTHERWISE AT THE DISCRETION OF THE PROXIES. YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO THE TIME IT IS VOTED AT THE ANNUAL MEETING.

     The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders of Prudential Bancorp, Inc. of
Pennsylvania and the accompanying Proxy Statement and Annual
Report for the year ended September 30, 2005, prior to the signing of this proxy.


                                  --------------------------
Please be sure to sign in the
box below and date this Proxy.    Date
------------------------------------------------------------



--Shareholder sign above-----Co-holder (if any) sign above--

-------------------------------------------------------------------------
Detach above card, sign, date and mail in postage paid envelope provided.


               PRUDENTIAL BANCORP, INC. OF PENNSYLVANIA

-----------------------------------------------------------------
Please sign this proxy exactly as your name(s) appear(s) on this proxy. When signing in a representative capacity, please give title. When shares are held jointly, only one holder need sign.

                        PLEASE ACT PROMPTLY
              SIGN, DATE & MAIL YOUR PROXY CARD TODAY
-----------------------------------------------------------------

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE
SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN
THE ENVELOPE PROVIDED.

___________________________________________________

___________________________________________________

___________________________________________________


                      PRUDENTIAL SAVINGS BANK
              EMPLOYEES' SAVINGS & PROFIT SHARING PLAN
                     VOTING INSTRUCTION BALLOT
                        ____________________

              PRUDENTIAL BANCORP, INC. OF PENNSYLVANIA
                   ANNUAL MEETING OF SHAREHOLDERS
                        ____________________

[X]  Please Mark Votes
     As in This Example

     The undersigned hereby instructs the Trustees of the Employees' Savings & Profit Sharing Plan (the "401(k) Plan") of Prudential Savings Bank to vote, as designated below, all the shares of common stock of Prudential Bancorp, Inc. allocated to my 401(k) Plan account as of December 16, 2005 at the Annual Meeting of Shareholders to be held at the Holiday Inn - Philadelphia Stadium, located at 900 Packer Avenue, Philadelphia, Pennsylvania, on Friday, February 3, 2006, at 11:00 a.m., Eastern Time, or at any adjournment thereof.

1.   ELECTION of directors.

     [ ]  FOR          [ ]  WITHHOLD          [ ]  FOR ALL EXCEPT

NOMINEES for one-year term expiring in 2007: Jerome R. Balka, Esq. and A. J. Fanelli

NOMINEES for two-year term expiring in 2008: Francis V. Mulcahy and Joseph W. Packer, Jr.

NOMINEES for three-year term expiring in 2009: John P. Judge and Thomas A. Vento

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

_______________________________________________

2. PROPOSAL to ratify the appointment of Deloitte & Touche LLP as Prudential Bancorp's independent registered public accounting firm for the fiscal year ending September 30, 2006.

     [ ]  FOR          [ ]  AGAINST           [ ]  ABSTAIN

3. In their discretion, the Trustees are authorized to vote upon such other business as may properly come before the meeting.

     The Board of Directors recommends that you vote "FOR" all the nominees listed above and "FOR" the ratification of Deloitte
& Touche LLP.

     THE SHARES OF PRUDENTIAL BANCORP'S COMMON STOCK WILL BE VOTED AS SPECIFIED. IF NOT OTHERWISE SPECIFIED, THE SHARES WILL BE VOTED FOR THE NOMINEES TO THE BOARD OF DIRECTORS AND FOR RATIFICATION OF PRUDENTIAL BANCORP'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AND OTHERWISE AT THE DISCRETION OF THE TRUSTEES.

     The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders of Prudential Bancorp, Inc. and the accompanying Proxy Statement and Annual Report for the year ended September 30, 2005 prior to the signing of this card.



                                   -----------------------
Please be sure to sign in the
box below and date this Card       Date
----------------------------------------------------------



-----Shareholder sign above--------------------------------

  Detach above card, sign, date and mail in postage paid envelope provided.

               PRUDENTIAL BANCORP, INC. OF PENNSYLVANIA

-----------------------------------------------------------------
Please sign this proxy exactly as your name appears on this proxy. When signing in a representative capacity, please give title. When shares are held jointly, only one holder need sign.

                        PLEASE ACT PROMPTLY
               SIGN, DATE & MAIL YOUR CARD TODAY
-----------------------------------------------------------------

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE
SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE CARD IN THE
ENVELOPE PROVIDED.

___________________________________________________

___________________________________________________

___________________________________________________


[PRUDENTIAL BANCORP, INC. OF PENNSYLVANIA]


January 3, 2006


To:  Participants in the Prudential Savings Bank Employees
     Savings & Profit Sharing Plan (the "401(k) Plan")

Re:  Instructions for voting shares of Prudential Bancorp, Inc.
     of Pennsylvania

     As described in the enclosed materials, proxies are being solicited in connection with the proposals to be considered at the upcoming Annual Meeting of Shareholders of Prudential Bancorp, Inc. We hope you will take advantage of the opportunity to direct the manner in which shares of common stock of Prudential Bancorp allocated to your account in the Prudential Savings Bank 401(k) Plan will be voted.

     Enclosed with this letter is the Proxy Statement, which describes the matters to be voted upon, the Annual Report to Shareholders and Voting Instruction Ballot. After you have reviewed the Proxy Statement, we urge you to vote your allocated shares held in the 401(k) Plan by marking, dating, signing and returning the enclosed Voting Instruction Ballot in the envelope provided. In order to be effective, your Voting Instruction Ballot must be received by Registrar and Transfer Company no later than January 30, 2006. Registrar and Transfer Company will tabulate the votes for the purpose of having those shares voted by the Trustee.

     We urge each of you to vote, as a means of participating in the governance of the affairs of Prudential Bancorp. If your voting instructions are not received, the shares allocated to your 401(k) Plan account will be voted by the Trustee in its sole discretion. While I hope that you will vote in the manner recommended by the Board of Directors, the most important thing is that you vote in whatever manner you deem appropriate. Please take a moment to do so.

     Please note that the enclosed material relates only to those shares which have been allocated to you in your account under the 401(k) Plan. If you also own shares of Prudential Bancorp common stock outside of the 401(k) Plan, you should receive other voting material for those shares owned by you individually. Please return all your voting material so that all your shares may be voted.

                                   Sincerely,

                                   /s/ Thomas A. Vento

                                   Thomas A. Vento
                                   President